UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported): February 4, 2016 Crossroads Systems, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-15331	74-2846643
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11000 North MoPac Expressway #150, Austin, Texas	78759
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:    (512) 349-0300

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.         Regulation FD Disclosure.

On February 4, 2016, Crossroads Systems, Inc. (the “Company”) held a conference call at 3:30 p.m. Central Time in order to provide investors a business and intellectual property update. A webcast replay of the call and a transcript will be available in the Investor Relations Events & Presentations section of the Company’s website at www.crossroads.com.

Matters described on the call included the following:

•	The Company believes that there were errors of both fact and law in the adverse inter partes review proceedings (“IPR”) decisions issued by the Patent Trial and Appeal Board (“PTAB”) on Friday, January 29, 2016, and that the PTAB came to erroneous conclusions on the adverse IPR decisions. The decisions relate to two of Crossroads’ patents (U.S. Patent Nos. 6,425,035 and 7,051,147) which cover technology Crossroads considers fundamental to secure and efficient access to network storage systems. The Company plans to appeal the rulings. The Company’s board of directors, management team, and legal advisors are evaluating the appeal alternatives, including the possibility of a request for re-hearing before the PTAB or an appeal to the U.S. Federal Circuit court. The Company will make a final decision within the next few weeks and will promptly issue a press release and 8-K to update investors at that time.

•	During the coming weeks, the Company will work with its partner, Fortress Investment Group, to explore near-term alternatives to monetize the 135 patents and pending patents that comprise the Company’s non-972 Patent Portfolio, although the Company can provide no assurance that any transaction will be consummated. Any such transaction would also be subject to obtaining any necessary approvals.

•	The Company’s board of directors has authorized management to explore strategic alternatives related to its product business, including the possibility of partnerships or an outright sale of the product business, although the Company can provide no assurance that any transaction will be consummated. Any such transaction would be also subject to obtaining any necessary approvals.

On February 4, 2016, the Company issued a press release announcing the matters described on the call. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information hereunder shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.          Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated February 4, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSROADS SYSTEMS, INC.

Dated: February 4, 2016	By:	/s/ Richard K. Coleman, Jr.
		Name:	Richard K. Coleman, Jr.
		Title:	President and Chief Executive Officer